FOR IMMEDIATE RELEASE
Investor / Media Contact
Maria Duey
Vice President — Investor Relations and Communications
313.792.5500
maria_duey@mascohq.com
MASCO CORPORATION REPORTS SECOND QUARTER RESULTS
     2010 Second Quarter Commentary
•	Sales increased two percent to $2.0 billion.

•	Operating performance improved in the second quarter of 2010. Excluding charges for business rationalizations and the impairment of financial assets, and with a normalized tax rate of 36 percent, our key financial measures were as follows, compared to the second quarter of 2009:
•	Gross profit margins were 28.4 percent compared to 27.4 percent

•	Operating profit margins were 8.3 percent compared to 7.3 percent

•	Income, as adjusted, would have been $.16 per common share compared to $.17
•	Income from continuing operations, as reported, was $.01 per common share compared to $.19 per common share in the second quarter of 2009.

•	We retired $59 million of 5.875 percent debt due 2012.

•	We entered into a new $1.25 billion revolving credit facility that expires in January 2014 (which replaced the previous credit agreement).

•	Our working capital, as a percent of sales, was 16.1 percent at June 30, 2010 compared to 17.8 percent at June 30, 2009.

•	We had $1.4 billion of cash at June 30, 2010.
Taylor, Mich., (July 26, 2010) — Masco Corporation (NYSE: MAS) today reported that net sales from continuing operations for the quarter ended June 30, 2010 increased two percent to $2.0 billion. North American sales and International sales each increased two percent. In local currencies, International sales increased eight percent compared with the second quarter of 2009.
The second quarter of 2010 results were positively affected by increased sales volume of plumbing products, windows and paints and stains, and a more favorable product mix of paints and stains. Second quarter 2010 results were also positively affected by the benefits associated with business rationalizations and other cost savings initiatives. Such increases were partially offset by lower sales volume of cabinets and the negative impact of a competitive pricing environment.
Income from continuing operations, as reported, was $.01 per common share in the second quarter of 2010 compared to income from continuing operations of $.19 per common share in the second quarter of 2009.

1

We continue to focus on the rationalization of our businesses, including business consolidations, plant closures, headcount reductions, system implementations and other initiatives. During the second quarters of 2010 and 2009, we incurred costs and charges of $51 million pre-tax ($.09 per common share, after tax) and $22 million pre-tax ($.04 per common share, after tax), respectively, related to these initiatives.
During the second quarter of 2010, we also recognized non-cash, pre-tax impairment charges for financial investments aggregating $33 million ($.06 per common share, after tax). During the second quarter of 2009, we recognized non-cash, pre-tax impairment charges for financial investments aggregating $7 million ($.01 per common share, after tax).
“We had a solid second quarter in terms of operating performance,” said Masco’s CEO Tim Wadhams. “If we exclude charges for business rationalizations and financial assets, and normalize our tax rate at 36 percent, many of our key measures show nice improvement compared to second quarter of 2009. Gross margins and operating margins would have exceeded 28 percent and eight percent, respectively, the highest levels achieved on an adjusted basis, since 2008. In addition, EPS for second quarter of 2010, adjusted for the items above, would have approximated $.16 per common share. Second quarter of 2010 also includes additional interest expense and a change in currency transaction impact from gains to losses which, in aggregate, reduced earnings by $.05 per common share compared to second quarter of 2009. Innovative new products drove market share gains and we continued to drive strong incremental margins in the quarter. We are proud of the Masco Team, worldwide, as we continue to focus on strengthening our leadership brands and enhancing customer experience with our products and services through innovation and quality while continuing to drive lean principles to improve our execution,” said Tim Wadhams.
We retired $59 million of 5.875 percent debt due 2012 that was purchased in open-market transactions.
Outlook 2010
“After a relatively slow start to the year, we were encouraged that March and April 2010 sales were up high single digits compared to 2009. Since then, economic activity related to our markets, particularly consumer spending and new home building has slowed and our business has slowed,” said Tim Wadhams.
Although we continue to be concerned about foreclosure activity and access to financing, we believe that housing starts will improve in 2010 from 554,000 units in 2009, but currently believe that the increase will be in a range of 575,000 to 625,000 units. This is a reduction of our previous expectation that 2010 housing starts would increase to a range of 600,000 to 700,000 units. In addition, we anticipate that expenditures on repair and remodel activity will be challenged in the second half of 2010 and expect that big-ticket items will continue to be deferred, in the short-term, until general economic conditions, unemployment, consumer confidence, credit availability and home prices improve.

2

We are confident that the long-term fundamentals for the new home construction and home improvement markets are positive. We believe that our strong financial position, together with our current strategy of investing in leadership brands (including: KraftMaid and Merillat cabinets, Delta and Hansgrohe faucets, Behr paint and Milgard windows), our continued focus on innovation and our commitment to lean principles will allow us to drive long-term growth and create value for our shareholders.
Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.
The 2010 second quarter supplemental material, including a presentation in PDF format, will be distributed after the market closes on July 26, 2010 and will be available on the Company’s Web site at www.masco.com.
A conference call regarding items contained in this release is scheduled for Tuesday, July 27, 2010 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (913) 312-0705 (confirmation #1803847). The conference call will be webcast simultaneously on the Company’s Web site at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the Web site. A replay of the call will be available on Masco’s Web site or by phone by dialing (719) 457-0820 (replay access code #1803847) approximately two hours after the end of the call and will continue through August 3, 2010.
Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s Web site at www.masco.com.
# # #
Statements contained herein, or otherwise made available, that reflect the Company’s views about its future performance may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These views involve risks and uncertainties that are difficult to predict and the Company’s results may differ materially from the results discussed in such forward-looking statements. For further information, refer to our most recent Annual Report on Form 10-K (particularly the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections) and to any subsequent Quarterly Reports on Form 10-Q, all of which are on file with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Certain of the financial and statistical data made available are non-GAAP financial measures as defined by the SEC’s Regulation G. The Company believes that such non-GAAP performance measures and ratios used in managing the business may provide users with meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. See the exhibit that is included as part of this earnings release for a reconciliation of the non-GAAP performance measures contained herein. Additional information about the Company is contained in the Company’s filings with the SEC and is available on Masco’s Web site.

3

MASCO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — UNAUDITED
For the Three Months and Six Months Ended June 30, 2010 and 2009
(In Millions, Except Per Common Share Data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Net sales	$2,048	$2,013	$3,900	$3,810
Cost of sales	1,502	1,470	2,862	2,854

Gross profit	546	543	1,038	956
Selling, general and administrative expenses	427	427	841	834
Charge for defined-benefit plan curtailment	—	—	—	8

Operating profit	119	116	197	114
Other income (expense), net	(103)	(49)	(159)	(108)

Income from continuing operations before income taxes	16	67	38	6
Income tax expense (benefit)	4	(8)	22	9

Income (loss) from continuing operations	12	75	16	(3)
Loss from discontinued operations, net	—	(12)	—	(8)

Net income (loss)	12	63	16	(11)
Less: Net income attributable to non-controlling interest	9	8	20	15

Net income (loss) attributable to Masco Corporation	$3	$55	$(4)	$(26)

Earnings (loss) per common share attributable to Masco Corporation (diluted):
Income (loss) from continuing operations	$0.01	$0.19	$(0.02)	$(0.06)
Loss from discontinued operations, net	—	(0.03)	—	(0.02)

Net income (loss) attributable to Masco Corporation	$0.01	$0.15	$(0.02)	$(0.08)

Average diluted common shares outstanding	349	350	349	351

Amounts attributable to Masco Corporation:
Income (loss) from continuing operations	$3	$67	$(4)	$(18)
Loss from discontinued operations, net	—	(12)	—	(8)

Net income (loss) attributable to Masco Corporation	$3	$55	$(4)	$(26)

MASCO CORPORATION
Gross Profit Margin and Operating Profit Margin Reconciliation
For the Three Months Ended June 30, 2010 and 2009
(In Millions, Except Per Common Share Data)

	Three Months Ended
	June 30,
	2010	2009
Sales	$2,048	$2,013

Gross profit, as reported	$546	$543

Rationalization charges	36	9

Gross profit, as adjusted	$582	$552

Gross margin, as reported	26.7%	27.0%
Gross margin, as adjusted	28.4%	27.4%

Operating profit, as reported	$119	$116

Rationalization charges	51	22

One-time corporate charges		8

Operating profit, as adjusted	$170	$146

Operating margin, as reported	5.8%	5.8%
Operating margin, as adjusted	8.3%	7.3%
The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORPORATION
EPS Reconciliation
For the Three Months Ended June 30, 2010 and 2009
(In Millions, Except Per Common Share Data)

	Three Months Ended
	June 30,
	2010	2009
Income from continuing operations before income taxes	$16	$67

Rationalization charges	51	22

One-time corporate charges	—	8

Impairment of Financial Investments	33	7

Income from continuing operations before income taxes — as adjusted	100	104

Tax at 36% rate	(36)	(37)

Less: Net income attributable to non-controlling interest	(9)	(8)

Net Income — as adjusted	$55	$59

Earnings per common share — as adjusted	$0.16 (1)	$0.17

Shares outstanding	349	350

(1)	2Q 2010 EPS includes increased interest expense and currency losses compared to 2Q 2009 interest expense and currency gains.

	2010	2009	Change
Interest expense	$67	$57	$(10)

Currency (losses) gains	(5)	11	(16)

Total			(26)

Tax at 36% normalized rate			9

Impact on 2010 versus 2009			$(17)

Reduction in EPS 2Q-2010 compared to 2Q-2009			$(0.05)

The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

Masco Corporation
Key Financial Data As Reported — Unaudited
Q2 — 2010 and 2009 (In Millions, Except Earnings Per Share)

Sales & Earnings	6/30/2010	6/30/2009	Change
Net Sales	$2,048	$2,013	2%
Operating Profit	$119	$116	N/A
Operating Profit % of Net Sales	5.8%	5.8%	—	bps
Other Income (Expense), Net	$(103)	$(49)	$(54)
Income Tax Expense (Benefit)	$4	$(8)	N/A
Income From Continuing Operations Attributable to Masco Corporation	$3	$67	N/A
Diluted EPS from Continuing Operations	$0.01	$0.19	N/A

Operating Expenses	6/30/2010	6/30/2009	Change
Cost of Sales	$1,502	$1,470	$32
Gross Margin	26.7%	27.0%	(30)	bps
SG&A Expenses (Including GCE)	$427	$427	$—
SG&A as a % of net sales	20.8%	21.2%	40	bps
General Corporate Expense (GCE)	$27	$27	$—
General Corp Expense as a % of net sales	1.3%	1.3%	—	bps

Business Segments	6/30/2010	6/30/2009	Change
Cabinets and Related Products:
Net Sales	$400	$419	-5%
Operating (Loss)	$(37)	$(12)	N/A
Operating (Loss) % of Net Sales	-9.3%	-2.9%	(640)	bps
Plumbing Products:
Net Sales	$682	$631	8%
Operating Profit	$86	$74	N/A
Operating Profit % of Net Sales	12.6%	11.7%	90	bps
Installation and Other Services:
Net Sales	$309	$312	-1%
Operating (Loss)	$(23)	$(34)	N/A
Operating (Loss) % of Net Sales	-7.4%	-10.9%	350	bps
Decorative Architectural Products:
Net Sales	$505	$505	0%
Operating Profit	$109	$116	N/A
Operating Profit % of Net Sales	21.6%	23.0%	(140)	bps
Other Specialty Products:
Net Sales	$152	$146	4%
Operating Profit	$11	$7	N/A
Operating Profit % of Net Sales	7.2%	4.8%	240	bps

Total Segment Reported:
Net Sales	$2,048	$2,013	2%
Operating Profit	$146	$151	N/A
Operating Profit % of Net Sales	7.1%	7.5%	(40)	bps

Change in Key Retailer Sales	0%	-7%

Masco Corporation
Key Financial Data As Reported — Unaudited
Q2 — 2010 and 2009 (In Millions, Except Earnings Per Share)

Business Regions	6/30/2010	6/30/2009	Change
North America
Net Sales	$1,659	$1,630	2%
Operating Profit	$114	$119	N/A
Operating Profit % of Net Sales	6.9%	7.3%	(40)	bps
International, principally Europe
Net Sales	$389	$383	2%
Operating Profit	$32	$32	N/A
Operating Profit % of Net Sales	8.2%	8.4%	(20)	bps

Other	6/30/2010	6/30/2009
Dividend Payments	$27	$27
Cash Paid for Share Repurchases	$—	$—
Common Shares Repurchased	—	—
CAPEX	$36	$23
Depreciation and Amortization	$77	$66
Average diluted common shares outstanding	349	350

Masco Corporation
Key Financial Data As Reported — Unaudited
Year-to-Date June 30, 2010 and 2009 (In Millions, Except Earnings Per Share and Working Capital Days)

Sales & Earnings	6/30/2010	6/30/2009	Change
Net Sales	$3,900	$3,810	2%
Operating Profit	$197	$114	N/A
Operating Profit % of Net Sales	5.1%	3.0%	210	bps

Other Income (Expense), Net	$(159)	$(108)	$(51)
Income Tax Expense	$22	$9	N/A

(Loss) From Continuing Operations Attributable to Masco Corporation	$(4)	$(18)	N/A

Diluted EPS from Continuing Operations	$(0.02)	$(0.06)	N/A

Operating Expenses	6/30/2010	6/30/2009	Change
Cost of Sales	$2,862	$2,854	$8
Gross Margin	26.6%	25.1%	150	bps
SG&A Expenses (Including GCE)	$841	$842	$(1)
SG&A as a % of net sales	21.6%	22.1%	50	bps
General Corporate Expense (GCE)	$57	$60	$(3)
General Corp Expense as a % of net sales	1.5%	1.6%	(10)	bps

Business Segments	6/30/2010	6/30/2009	Change
Cabinets and Related Products:
Net Sales	$803	$814	-1%
Operating (Loss)	$(52)	$(40)	N/A
Operating (Loss) % of Net Sales	-6.5%	-4.9%	(160)	bps

Plumbing Products:
Net Sales	$1,345	$1,215	11%
Operating Profit	$170	$109	N/A
Operating Profit % of Net Sales	12.6%	9.0%	360	bps

Installation and Other Services:
Net Sales	$582	$629	-7%
Operating (Loss)	$(65)	$(70)	N/A
Operating (Loss) % of Net Sales	-11.2%	-11.1%	(10)	bps

Decorative Architectural Products:
Net Sales	$894	$891	0%
Operating Profit	$196	$191	N/A
Operating Profit % of Net Sales	21.9%	21.4%	50	bps

Other Specialty Products:
Net Sales	$276	$261	6%
Operating Profit	$5	$—	N/A
Operating Profit % of Net Sales	1.8%	0.0%	180	bps

Total Segment Reported:
Net Sales	$3,900	$3,810	2%
Operating Profit	$254	$190	N/A
Operating Profit % of Net Sales	6.5%	5.0%	150	bps

Change in Key Retailer Sales	1%	-9%

Masco Corporation
Key Financial Data As Reported — Unaudited
Year-to-Date June 30, 2010 and 2009 (In Millions, Except Earnings Per Share and Working Capital Days)

Business Regions	6/30/2010	6/30/2009	Change
North America
Net Sales	$3,089	$3,064	1%
Operating Profit	$178	$138	N/A
Operating Profit % of Net Sales	5.8%	4.5%	130	bps

International, principally Europe
Net Sales	$811	$746	9%
Operating Profit	$76	$52	N/A
Operating Profit % of Net Sales	9.4%	7.0%	240	bps

Working Capital	6/30/2010	6/30/2009	Change
Receivable Days	50	52	(2)
Inventory Days	55	52	3
Payable Days	51	46	5
Working Capital (Receivables+Inventory-Payables)	$1,268	$1,485	$(217)
Working Capital as a % of Sales (As Reported TTM1)	16.1%	17.8%	170	bps

Other	6/30/2010	6/30/2009
Dividend Payments	$54	$112
Cash Paid for Share Repurchases[2]	$45	$11
Common Shares Repurchased[2]	3	2

CAPEX	$62	$50

Depreciation and Amortization	$137	$128

Return on Invested Capital (As Reported TTM1)	1.6%	-1.9%
Return on Invested Capital (As Reconciled TTM1)	4.5%	2.8%

Average diluted common shares outstanding	349	351

Balance Sheet Information	6/30/2010	12/31/2009
Long-Term Debt	$4,038	$3,604
Notes Payable	$66	$364
Total Debt	$4,104	$3,968
Shareholders’ Equity	$2,608	$2,817
Debt to Capital	61%	58%
Cash	$1,384	$1,413

[1]	- Trailing twelve months.

[2]	- Common shares were repurchased to offset the effect of stock award grants in the first quarters of 2010 and 2009.

Masco Corporation — 2nd Quarter 2010

Page
1	Condensed Consolidated Statements of Operations - 2010 & 2009 by Quarter - Unaudited

2	Notes to Condensed Consolidated Statements of Operations - 2010 & 2009 by Quarter - Unaudited

3	2010 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives - Unaudited

4	2010 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives - Unaudited

5	2010 Costs and Charges for Business Rationalizations and Other Initiatives - Unaudited

6	2009 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

7	2009 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

8	2009 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

9	Other Income (Expense), Net - 2010 & 2009 by Quarter - Unaudited

10	Condensed Consolidated Balance Sheets - Unaudited GAAP Reconciliations:

11	Sales Growth Excluding the Effect of Acquisitions and Currency Translation - Unaudited

12	Operating Profit (Loss) and Margins - Unaudited

13	Operating (Loss) Profit and Shareholders’ Equity - Unaudited

Index

MASCO CORPORATION
Condensed Consolidated Statements of Operations
2010 & 2009 — by Quarter — Unaudited
(dollars in millions, except per share data)

		2010					2009
		Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
	Net Sales				$2,048	$1,852	$7,792	$1,898	$2,084	$2,013	$1,797

	Cost of Sales				1,502	1,360	5,774	1,403	1,517	1,470	1,384

	Gross Profit				546	492	2,018	495	567	543	413
	(Gross Margin as a % of Sales)				26.7%	26.6%	25.9%	26.1%	27.2%	27.0%	23.0%
	SG&A Expense (before lines 1, 2, 3, 4)				400	384	1,546	386	386	400	374
	(S,G&A Expense as a % of Sales)				19.5%	20.7%	19.8%	20.3%	18.5%	19.9%	20.8%
	Operating Profit (before lines 1, 2, 3, 4)				146	108	472	109	181	143	39
	(Operating Margin as a % of Sales)					5.8%	6.1%	5.7%	8.7%	7.1%	2.2%
1	General Corporate Expense (GCE), Net				27	30	140	44	36	27	33
	S,G&A Expense as a % of Sales (including lines 1,2,3,4)				20.8%	22.4%	25.2%	36.5%	20.6%	21.2%	23.1%
2	Charge for Defined-Benefit Plan Curtailment				—	—	8	—	—	—	8
3	Charge for Litigation Settlement				—	—	7	—	7	—	—
4	Impairment Charges for Goodwill and Other Intangible Assets				—	—	262	262	—	—	—

	Operating Profit (Loss) per F/S				$119	$78	$55	$(197)	$138	$116	$(2)

	(Loss) Income Per Common Share Attributable to Masco Corporation (Diluted):
	(Loss) Income from Continuing Operations				$0.01	$(0.02)	$(0.41)	$(0.49)	$0.14	$0.19	$(0.24)
	(Loss) Income from Discontinued Operations, Net				—	—	(0.12)	(0.03)	(0.06)	(0.03)	0.01

	Net (Loss) Income				$0.01	$(0.02)	$(0.53)	$(0.53)	$0.08	$0.15	$(0.23)

	Please see page 2 for Notes.

MASCO CORPORATION
Notes To Condensed Consolidated Statements of Operations
2010 & 2009 — by Quarter — Unaudited
Notes:
-	Data exclude discontinued operations.

-	Operating results for the second quarter of 2010 include costs and charges related to business rationalizations and other initiatives of $51 million pre-tax ($.09 per common share, after tax).

-	Operating results for the second quarter of 2010 include non-cash impairment charges for financial investments of $33 million pre-tax ($.06 per common share, after tax).

-	Operating results for the first quarter of 2010 include costs and charges related to business rationalizations and other initiatives of $14 million pre-tax ($.03 per common share, after tax).

-	Operating results for the fourth quarter of 2009 include non-cash impairment charges for goodwill and other intangible assets of $262 million pre-tax ($.51 per common share, after tax).

-	Operating results for the first, second, third and fourth quarters of 2009 include costs and charges related to business rationalizations and other initiatives of $24 million pre-tax ($.04 per common share, after tax), $22 million pre-tax ($.04 per common share, after tax), $21 million pre-tax ($.04 per common share, after tax), and $27 million pre-tax ($.05 per common share, after tax), respectively.

-	Operating results for the third quarter of 2009 include litigation settlement expense of $7 million pre-tax ($.01 per common share, after tax).

-	Operating results for the second quarter of 2009 include accelerated stock compensation expense of $6 million pre-tax ($.01 per common share, after tax).

-	Operating results for the first quarter of 2009 include a non-cash charge of $8 million pre-tax ($.01 per common share, after tax) related to the curtailment and remeasurement of certain of the Company’s defined-benefit pension plans.

-	Income from continuing operations for the first and second quarters of 2009 includes non-cash impairment charges for financial investments of $3 million pre-tax ($.01 per common share, after tax) and $7 million pre-tax ($.01 per common share, after tax), respectively.

-	(Loss) income from discontinued operations for the fourth quarter of 2009 include loss of $19 million pre-tax ($.04 per common share, after tax) on the disposition of a European business unit in the Plumbing Products segment.

-	(Loss) income from discontinued operations for the third quarter of 2009 include loss of $22 million pre-tax ($.06 per common share, after tax) on the disposition of a European business unit in the Plumbing Products segment.

MASCO CORPORATION
Quarterly Segment Data — 2010
Excluding Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Net Sales:
- Cabinets and Related Products				$400	$403
- Plumbing Products				682	663
- Installation and Other Services				309	273
- Decorative Architectural Products				505	389
- Other Specialty Products				152	124

- Total				$2,048	$1,852

- North America				$1,659	$1,430
- International, principally Europe				389	422

- Total, as above				$2,048	$1,852

Operating (Loss) Profit:
- Cabinets and Related Products				$6	$(4)
- Plumbing Products				92	85
- Installation and Other Services				(21)	(40)
- Decorative Architectural Products				109	87
- Other Specialty Products				11	(6)

- Total				$197	$122

- North America				$160	$76
- International, principally Europe				37	46

- Total, as above				$197	$122

General Corporate Expense (GCE), Net				27	30

Loss on Corporate Fixed Assets, Net				—	—

Charge for Litigation Settlement				—	—

Operating Profit (after GCE and Adjustments)				170	92

Other Income (Expense), Net				(103)	(56)

Income from Continuing Operations before
Income Taxes				$67	$36

Margins:
- Cabinets and Related Products				1.5%	-1.0%
- Plumbing Products				13.5%	12.8%
- Installation and Other Services				-6.8%	-14.7%
- Decorative Architectural Products				21.6%	22.4%
- Other Specialty Products				7.2%	-4.8%
- Total				9.6%	6.6%

- North America				9.6%	5.3%
- International, principally Europe				9.5%	10.9%
- Total, as above				9.6%	6.6%

Notes:

-	Data exclude discontinued operations.

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

-	See 2010 Costs and Charges for Business Rationalizations and Other Initiatives — page 5.

MASCO CORPORATION
Quarterly Segment Data — 2010
Including Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Net Sales:
- Cabinets and Related Products				$400	$403
- Plumbing Products				682	663
- Installation and Other Services				309	273
- Decorative Architectural Products				505	389
- Other Specialty Products				152	124

- Total				$2,048	$1,852

- North America				$1,659	$1,430
- International, principally Europe				389	422

- Total, as above				$2,048	$1,852

Operating (Loss) Profit:
- Cabinets and Related Products				$(37)	$(15)
- Plumbing Products				86	84
- Installation and Other Services				(23)	(42)
- Decorative Architectural Products				109	87
- Other Specialty Products				11	(6)

- Total				$146	$108

- North America				$114	$64
- International, principally Europe				32	44

- Total, as above				$146	$108

General Corporate Expense (GCE), Net				27	30

Loss on Corporate Fixed Assets, Net				—	—

Charge for Litigation Settlement				—	—

Operating Profit (after GCE and Adjustments)				119	78

Other Income (Expense), Net				(103)	(56)

Income from Continuing Operations before Income Taxes				$16	$22

Margins:
- Cabinets and Related Products				-9.3%	-3.7%
- Plumbing Products				12.6%	12.7%
- Installation and Other Services				-7.4%	-15.4%
- Decorative Architectural Products				21.6%	22.4%
- Other Specialty Products				7.2%	-4.8%
- Total				7.1%	5.8%

- North America				6.9%	4.5%
- International, principally Europe				8.2%	10.4%
- Total, as above				7.1%	5.8%

Notes:

-	Data exclude discontinued operations.

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

-	See 2010 Costs and Charges for Business Rationalizations and Other Initiatives — page 5.

MASCO CORPORATION
Quarterly Segment Data — 2010
Costs and Charges for Business Rationalizations and Other Initiatives
(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Business Rationalizations & Other Initiatives
- Cabinets and Related Products				$43	$11
- Plumbing Products				6	1
- Installation and Other Services				2	2
- Decorative Architectural Products				—	—
- Other Specialty Products				—	—

- Total				$51	$14

- North America				$46	$12
- International, principally Europe				5	2

- Total, as above				$51	$14

General Corporate Expense (GCE), Net				—	—

- Total				$51	$14

Notes:

-	Data exclude discontinued operations.

-	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION
Quarterly Segment Data — 2009
Excluding Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,674	$426	$434	$419	$395
- Plumbing Products	2,564	671	678	631	584
- Installation and Other Services	1,256	295	332	312	317
- Decorative Architectural Products	1,714	349	474	505	386
- Other Specialty Products	584	157	166	146	115

- Total	$7,792	$1,898	$2,084	$2,013	$1,797

- North America	$6,135	$1,441	$1,630	$1,630	$1,434
- International, principally Europe	1,657	457	454	383	363

- Total, as above	$7,792	$1,898	$2,084	$2,013	$1,797

Operating (Loss) Profit:
- Cabinets and Related Products	$(21)	$9	$(9)	$(2)	$(19)
- Plumbing Products	295	80	99	78	38
- Installation and Other Services	(107)	(25)	(27)	(27)	(28)
- Decorative Architectural Products	376	62	123	116	75
- Other Specialty Products	27	8	16	8	(5)

- Total	$570	$134	$202	$173	$61

- North America	$394	$75	$139	$141	$39
- International, principally Europe	176	59	63	32	22

- Total, as above	$570	$134	$202	$173	$61

General Corporate Expense (GCE), Net	136	42	36	27	31

Accelerated Stock Compensation Expense	6	—	—	6	—

Loss on Corporate Fixed Assets, Net	2	—	—	2	—

Charge for Litigation Settlement	7	—	7	—	—

Charge for Defined-Benefit Plan Curtailment	8	—	—	—	8

Operating Profit (after GCE and Adjustments)	411	92	159	138	22

Other Income (Expense), Net	(206)	(49)	(49)	(49)	(59)

Income (Loss) from Continuing Operations before Income Taxes	$205	$43	$110	$89	$(37)

Margins:
- Cabinets and Related Products	-1.3%	2.1%	-2.1%	-0.5%	-4.8%
- Plumbing Products	11.5%	11.9%	14.6%	12.4%	6.5%
- Installation and Other Services	-8.5%	-8.5%	-8.1%	-8.7%	-8.8%
- Decorative Architectural Products	21.9%	17.8%	25.9%	23.0%	19.4%
- Other Specialty Products	4.6%	5.1%	9.6%	5.5%	-4.3%
- Total	7.3%	7.1%	9.7%	8.6%	3.4%

- North America	6.4%	5.2%	8.5%	8.7%	2.7%
- International, principally Europe	10.6%	12.9%	13.9%	8.4%	6.1%
- Total, as above	7.3%	7.1%	9.7%	8.6%	3.4%

Notes:

-	Data exclude discontinued operations.

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense, charge for defined-benefit plan curtailment, accelerated stock compensation expense, loss on corporate fixed assets, net and charge for litigation settlement.

-	See 2009 Costs and Charges for Business Rationalizations and Other Initiatives — page 8.

MASCO CORPORATION
Quarterly Segment Data — 2009
Including Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,674	$426	$434	$419	$395
- Plumbing Products	2,564	671	678	631	584
- Installation and Other Services	1,256	295	332	312	317
- Decorative Architectural Products	1,714	349	474	505	386
- Other Specialty Products	584	157	166	146	115

- Total	$7,792	$1,898	$2,084	$2,013	$1,797

- North America	$6,135	$1,441	$1,630	$1,630	$1,434
- International, principally Europe	1,657	457	454	383	363

- Total, as above	$7,792	$1,898	$2,084	$2,013	$1,797

Operating (Loss) Profit:
- Cabinets and Related Products	$(64)	$(8)	$(16)	$(12)	$(28)
- Plumbing Products	237	35	93	74	35
- Installation and Other Services	(131)	(27)	(34)	(34)	(36)
- Decorative Architectural Products	375	62	122	116	75
- Other Specialty Products	(199)	(215)	16	7	(7)

- Total	$218	$(153)	$181	$151	$39

- North America	$93	$(168)	$123	$119	$19
- International, principally Europe	125	15	58	32	20

- Total, as above	$218	$(153)	$181	$151	$39

General Corporate Expense (GCE), Net	140	44	36	27	33

Accelerated Stock Compensation Expense	6	—	—	6	—

Loss on Corporate Fixed Assets, Net	2	—	—	2	—

Charge for Litigation Settlement	7	—	7	—	—

Charge for Defined-Benefit Plan Curtailment	8	—	—	—	8

Operating (Loss) Profit (after GCE and Adjustments)	55	(197)	138	116	(2)

Other Income (Expense), Net	(206)	(49)	(49)	(49)	(59)

Income (Loss) from Continuing Operations before Income Taxes	$(151)	$(246)	$89	$67	$(61)

Margins:
- Cabinets and Related Products	-3.8%	-1.9%	-3.7%	-2.9%	-7.1%
- Plumbing Products	9.2%	5.2%	13.7%	11.7%	6.0%
- Installation and Other Services	-10.4%	-9.2%	-10.2%	-10.9%	-11.4%
- Decorative Architectural Products	21.9%	17.8%	25.7%	23.0%	19.4%
- Other Specialty Products	-34.1%	-136.9%	9.6%	4.8%	-6.1%
- Total	2.8%	-8.1%	8.7%	7.5%	2.2%

- North America	1.5%	-11.7%	7.5%	7.3%	1.3%
- International, principally Europe	7.5%	3.3%	12.8%	8.4%	5.5%
- Total, as above	2.8%	-8.1%	8.7%	7.5%	2.2%

Notes:

-	Data exclude discontinued operations.

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense, charge for defined benefit plan curtailment, accelerated stock compensation expense, loss on corporate fixed assets, net and charge for litigation settlement.

-	See 2009 Costs and Charges for Business Rationalizations and Other Initiatives — page 8.

MASCO CORPORATION
Quarterly Segment Data — 2009
Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products	$43	$17	$7	$10	$9
- Plumbing Products	19	6	6	4	3
- Installation and Other Services	24	2	7	7	8
- Decorative Architectural Products	1	—	1	—	—
- Other Specialty Products	3	—	—	1	2

- Total	$90	$25	$21	$22	$22

- North America	$78	$20	$16	$22	$20
- International, principally Europe	12	5	5	—	2

- Total, as above	$90	$25	$21	$22	$22

General Corporate Expense (GCE), Net	4	2	—	—	2

- Total	$94	$27	$21	$22	$24

Goodwill and Other Intangible Assets Impairment
- Cabinets and Related Products	$—	$—	$—	$—	$—
- Plumbing Products	39	39	—	—	—
- Installation and Other Services	—	—	—	—	—
- Decorative Architectural Products	—	—	—	—	—
- Other Specialty Products	223	223	—	—	—

- Total	$262	$262	$—	$—	$—

- North America	$223	$223	$—	$—	$—
- International, principally Europe	39	39	—	—	—

- Total, as above	$262	$262	$—	$—	$—

Notes:

-	Data exclude discontinued operations.

-	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION
Other Income (Expense), Net
2010 & 2009 — by Quarter — Unaudited
(in millions)

	2010					2009
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Interest Expense				$(67)	$(58)	$(225)	$(56)	$(56)	$(57)	$(56)

Income from Cash and Cash Investments				1	1	7	1	2	1	3

Other Interest Income				—	1	2	1	1	—	—

Realized Gains (Losses) from Financial Investments, Net				1	—	3	3	—	—	—

Impairment Charges for Financial Investments				(33)	—	(10)	—	—	(7)	(3)

Other, Net				(5)	—	17	2	4	14	(3)

Total Other Income (Expense), Net	$—	$—	$—	$(103)	$(56)	$(206)	$(49)	$(49)	$(49)	$(59)

Notes:

-	Data exclude discontinued operations.

-	Other, Net, in 2010 includes currency (losses) gains of ($1) million and ($5) million for the first and second quarters, respectively.

-	Other, Net, in 2009 includes currency (losses) gains of ($2) million, $11 million, $5 million, and $3 million for the first, second, third and fourth quarters, respectively.

MASCO CORPORATION
Condensed Consolidated Balance Sheets — Unaudited
(in millions)

	June 30,	December 31,
	2010	2009
Assets
Current Assets:
Cash and Cash Investments	$1,384	$1,413
Receivables	1,157	983
Prepaid Expenses and Other	297	312
Inventories	840	743

Total Current Assets	3,678	3,451
Property and Equipment, Net	1,851	1,981
Goodwill	3,077	3,108
Other Intangible Assets, Net	283	290
Other Assets	302	345

Total Assets	$9,191	$9,175

Liabilities
Current Liabilities:
Notes Payable	$66	$364
Accounts Payable	729	578
Accrued Liabilities	823	839

Total Current Liabilities	1,618	1,781
Long-Term Debt	4,038	3,604
Deferred Income Taxes and Other	927	973

Total Liabilities	6,583	6,358
Shareholders’ Equity	2,608	2,817

Total Liabilities and Shareholders’ Equity	$9,191	$9,175

MASCO CORPORATION
GAAP Reconciliation of Sales Growth
Excluding the Effect of Acquisitions and Currency Translation — Unaudited
(dollars in millions)

	Three Months Ended
	June 30,
	2010	2009	% Δ
Net Sales, As Reported	$2,048	$2,013	2%
- Acquisitions	—	—
- Currency Translation	17	—

Net Sales, Excluding Acquisitions and Currency Translation	$2,065	$2,013	3%

North America Net Sales, As Reported	$1,659	$1,630	2%
- Acquisitions	—	—
- Currency Translation	(7)	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$1,652	$1,630	1%

International Net Sales, As Reported	$389	$383	2%
- Acquisitions	—	—
- Currency Translation	24	—

International Net Sales, Excluding Acquisitions and Currency Translation	$413	$383	8%

	Six Months Ended
	June 30,
	2010	2009	% Δ
As Reported	$3,900	$3,810	2%
- Acquisitions	—	—
- Currency Translation	(19)	—

Net Sales, Excluding Acquisitions and Currency Translation	$3,881	$3,810	2%

North America Net Sales, As Reported	$3,089	$3,064	1%
- Acquisitions	—	—
- Currency Translation	(17)	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$3,072	$3,064	0%

International Net Sales, As Reported	$811	$746	9%
- Acquisitions	—	—
- Currency Translation	(2)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$809	$746	8%

Notes:

-	Data exclude discontinued operations.

-	The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are driving growth.

-	The Company also presents information comparing results of International operations from one period to another using constant exchange rates. To present this information, current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information in order to assess how the underlying businesses performed local currencies before taking into account currency fluctuations.

-	The currency translation effect on North American net sales includes currency translation related to Canadian business units.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Margins — Unaudited
(dollars in millions)

	Three Months Ended June 30,
	2010		2009
	$	Margin	$	Margin
Operating Profit, As Reported	$119	5.8%	$116	5.8%
Impairment Charges for Goodwill and Other Intangible Assets	—		—
Business Rationalizations and Other Initiatives	51		22
Charge for Litigation Settlement	—		—
Charge for Defined-Benefit Plan Curtailment	—		—

Operating Profit, As Reconciled	$170	8.3%	$138	6.9%

	Six Months Ended June 30,
	2010		2009
	$	Margin	$	Margin
Operating Profit, As Reported	$197	5.1%	$114	3.0%

Impairment Charges for Goodwill and Other Intangible Assets	—		—

Business Rationalizations and Other Initiatives	65		46

Charge for Litigation Settlement	—		—

Charge for Defined-Benefit Plan Curtailment	—		8

Operating Profit, As Reconciled	$262	6.7%	$168	4.4%

Notes:

-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORORATION
GAAP Reconciliation of Operating Profit and Shareholders’ Equity — Unaudited
(in millions)

Twelve
Months Ended
June 30,
2010
Operating Profit, As Reported	$138

Impairment Charges for Goodwill and Other Intangible Assets, Continuing Operations	262

Charge for Defined-Benefit Plan Curtailment	—

Charge for Litigation Settlement	7

Operating Profit, As Reconciled	$407

	Twelve Months Ended
	June 30,
	2010	2009
Shareholders’ Equity, As Reported	$2,608	$3,005

Impairment Charges for Goodwill and Other Intangible Assets (after tax)	180	445

Charge for Defined-Benefit Plan Curtailment (after tax)	—	5

Charge for Litigation Settlement (after tax)	4	6

Shareholders’ Equity, As Reconciled	$2,792	$3,461

Notes:

-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

-	This information is provided as detail for the calculation of return on invested capital (“ROIC”) which is calculated as after-tax operating profit (last twelve months, as reconciled) divided by the total of average debt (net of average cash) and average shareholders’ equity.